                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.     )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                                WFS FINANCIAL INC
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  Fee not required.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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

                                    WFS Logo

                                   23 PASTEUR
                            IRVINE, CALIFORNIA 92618

                                                                   April 3, 2001

Dear Shareholder:

     You are encouraged to join us for WFS Financial Inc's, otherwise known as WFS, Annual Meeting of Shareholders to be held at 10:30 a.m. on Thursday, May 3, 2001, at our Corporate Headquarters here in Irvine, California. The Board of Directors and management will be reviewing a very successful 2000 and presenting strategies for our continued success. You will have the opportunity to express your views and ask questions.

     The business items to be acted on during the meeting are listed in the Notice of Annual Meeting and are described more fully in the Proxy Statement. The Board of Directors has considered the proposals and recommends that you vote FOR them.

     Whether or not you plan to attend, we ask that you read the enclosed materials and complete, sign, date and return the proxy card in the enclosed envelope as soon as possible. Your vote, regardless of the number of shares you own, is important. If you attend the Annual Meeting, you may vote in person if you desire, even if you have previously mailed your proxy card.

     We look forward to seeing you at the meeting. On behalf of our Board of Directors, I want to thank you for your continued support and confidence.

                                          Sincerely,

                                          /s/ ERNEST S. RADY
                                          Ernest S. Rady
                                          Chairman of the Board

                                    WFS Logo

                                   23 PASTEUR
                            IRVINE, CALIFORNIA 92618
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 3, 2001

To the Shareholders of WFS Financial Inc:

     The Annual Meeting of Shareholders of WFS Financial Inc, a California corporation, will be held at our Corporate Headquarters, 23 Pasteur, Irvine, California, on Thursday, May 3, 2001, at 10:30 a.m., for the following purposes:

     1. To elect four Directors for terms expiring in 2003.

     2. To ratify the appointment of Ernst & Young LLP as the independent public accountants for fiscal year 2001.

     3. To transact such other business as may properly come before the Annual Meeting.

     The Board of Directors has selected March 6, 2001, as the Record Date (the "Record Date") for the Annual Meeting. Those holders of record of our Common Stock at the close of business on that date are entitled to notice of and to vote at the Annual Meeting.

     All shareholders are requested to complete, date and sign the enclosed proxy card promptly and return it in the accompanying postage prepaid self-addressed envelope, whether or not they expect to attend the Annual Meeting, in order to assure that their shares will be represented.

     Since mail delays occur, it is important that the proxy card be mailed well in advance of the Annual Meeting. Any shareholder given a proxy has the right to revoke it at any time before it is voted. If you receive more than one proxy card because your shares are registered in different names or at different addresses, each proxy card should be signed and returned to ensure that all your shares will be properly voted.

                                          By Order of the Board of Directors

                                          Guy Du Bose
                                          Secretary

                                   IMPORTANT

     WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

     FOR BANKS, BROKERAGE HOUSES AND NOMINEE HOLDERS, REQUESTS FOR ADDITIONAL COPIES OF OUR PROXY MATERIALS SHOULD BE ADDRESSED TO GUY DU BOSE, ESQ., WFS FINANCIAL INC, 23 PASTEUR, IRVINE, CALIFORNIA 92618.

                                    WFS Logo

                                   23 PASTEUR
                            IRVINE, CALIFORNIA 92618
                            ------------------------

                                PROXY STATEMENT

          APPROXIMATE DATE PROXY MATERIAL FIRST SENT TO SHAREHOLDERS:
                                 APRIL 9, 2001

     This Proxy Statement constitutes the Proxy Statement of WFS Financial Inc, a California corporation, in connection with the solicitation of proxies by our Board of Directors for use at our Annual Meeting of Shareholders, otherwise known as the Meeting, to be held on May 3, 2001.

MEETING DATE AND LOCATION

     The Meeting to consider the business described below will be held on May 3, 2001, at 10:30 a.m., at our Corporate Headquarters, 23 Pasteur, Irvine, California 92618.

PURPOSES

     At the Meeting, the shareholders will consider and vote on proposals to (i) elect Class I Directors of WFS to serve until 2003, and (ii) ratify the appointment of Ernst & Young LLP as our independent public accountants for fiscal year 2001.

RECORD DATE; SHAREHOLDERS ENTITLED TO VOTE

     The close of business on March 6, 2001, is the Record Date for determination of those entitled to notice of and to vote at the Meeting. As of the Record Date there were 28,460,123 shares of our Common Stock outstanding, no par value. No shares of any other class of stock are outstanding.

VOTE REQUIRED

     Each share of the Common Stock outstanding on the Record Date will be entitled to one vote with respect to approval of the various proposals submitted to the shareholders. Ratification of the appointment of Ernst & Young LLP as our independent public accountants is not required to be submitted for shareholder approval and although shareholder approval is not binding, our Board of Directors has elected to seek ratification by the affirmative vote of a majority of the shares of Common Stock represented and voting at the Meeting.

MARKET VALUE OF STOCK

     As of Monday, April 2, 2001, our Common Stock had a market price of $16.50 per share. Our Common Stock is traded on the Nasdaq National Market(R).

                     SOLICITATION AND REVOCATION OF PROXIES

     A form of proxy is being furnished by us to each shareholder, and, in each case, is solicited on behalf of the Board of Directors for use at the Meeting for the purposes stated in the Notice of Annual Meeting of Shareholders preceding this Proxy Statement. The entire cost of soliciting these proxies will be borne by us.

     Proxies duly executed and returned by shareholders and received by us before the Meeting will be voted FOR the election of Class I Directors specified in this proxy and FOR the ratification of the appointment of Ernst & Young LLP as our independent public accountants for fiscal year 2001, unless a contrary choice is specified in the proxy. Where a specification is indicated as provided on the proxy card, the shares represented by the proxy will be voted and cast in accordance with the specification made. As to other matters, if any, to be voted upon, the person designated as proxy will take such actions as he or she, in his or her discretion, may deem advisable. The persons named as proxy and alternate were selected by our Board of Directors. Mr. Rady is Chairman of the Board of Directors and Ms. Schaefer is Vice Chairman of the Board of Directors and an officer of WFS.

     Your execution of the enclosed proxy will not affect your right as a shareholder to attend the Meeting and to vote in person. Any shareholder given a proxy has a right to revoke it at any time by either (a) a later dated proxy,
(b) a written revocation sent to and received by our Secretary prior to the Meeting, or (c) attendance at the Meeting and voting in person.

                               VOTING SECURITIES

     As of the Record Date there were 28,460,123 shares of our Common Stock outstanding. Only shareholders of record at the close of business on the Record Date will be entitled to vote at the Meeting. Each share of the Common Stock is entitled to one vote.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     At the Annual Meeting, four nominees, James R. Dowlan, Ernest S. Rady, Howard C. Reese and Joy Schaefer are nominated for election as Class I Directors, each Director to serve until 2003 and until their successor is elected and qualified. Messrs. Dowlan, Rady and Reese and Ms. Schaefer have been Directors since 1995. The person named as proxy and their alternate in the accompanying proxy have advised us of their intention to vote shares covered by proxies received in favor of the election of the nominees named above, each of whom have consented to be named and have indicated their intent to serve if elected. If any nominee becomes unavailable for any reason, the proxy or their alternate in their discretion will vote for substitute nominees of the Board, unless otherwise instructed.

          THE BOARD OF DIRECTORS RECOMMENDS A FOR VOTE ON PROPOSAL 1.

     The following information is submitted concerning our Directors, including nominees for election, James R. Dowlan, Ernest S. Rady, Howard C. Reese and Joy Schaefer.

-----------------------------------------------------------------------------------------
                                            DIRECTOR
NAME OF DIRECTOR                      AGE    SINCE             WFS FINANCIAL INC
-----------------------------------------------------------------------------------------
James R. Dowlan*....................  63      1995     Director
Bernard E. Fipp**...................  60      1995     Director
Stanley E. Foster**.................  73      1998     Director
Duane A. Nelles**...................  57      1995     Director
Ernest S. Rady*.....................  63      1995     Chairman of the Board of Directors
Howard C. Reese*....................  69      1995     Director
Joy Schaefer*.......................  41      1995     Vice Chairman, Director and Chief
                                                       Executive Officer
-----------------------------------------------------------------------------------------

 * Class I Director, to serve until 2003.

** Class II Director, to serve until 2002.

     The following information is submitted concerning each of the Directors:

     JAMES R. DOWLAN has been a Director since 1995 and was our Senior Executive Vice President from 1995 through January, 1999. He started as Senior Vice President of Western Financial Bank, otherwise known as the Bank, in 1984 and then as Executive Vice President of the Bank from 1989 until the Auto Finance Division of the Bank was combined with us in 1995. He also served as Chairman of the Board of Western Financial Insurance Agency, Inc., and Chairman of Westhrift Life Insurance Company, subsidiaries of the Bank; and President and CEO of WFS Financial Auto Loans, Inc., and WFS Financial Auto Loans 2, Inc., subsidiaries of WFS. Prior to his association with the Bank, Mr. Dowlan was Vice President, Loan Administration of Union Bank where he held several positions since 1973. He served for several years on the National Advisory Board, American Bankers Association and the Consumer Lending Committee of the California Bankers Association. He is a graduate of the Pacific Coast Banking School, University of Washington.

     BERNARD E. FIPP has been a Director since 1995. Mr. Fipp graduated from the University of Oregon and served five years as a carrier-based naval aviator/officer and two years as a commercial pilot for United Airlines before beginning his business career. Mr. Fipp has been active in commercial real estate development, general contracting, real estate acquisition and marketing since 1976. Investments in automobile dealerships in 1988 brought him into the retail automobile industry where he acted as president of Ritchey-Fipp Chevrolet for six years and served as president of the San Diego County Chevrolet Dealer's Association and Chairman of the San Diego County New Car Dealer's Association. Mr. Fipp is president of Fipp Investments LLC, a real estate acquisition, management and development company.

     STANLEY E. FOSTER has been President and Chief Executive Officer of Foster Investment Corporation and its predecessor, Ratner Corporation, a real estate and venture capital investment company headquartered in San Diego, California, since 1954. Mr. Foster also serves as a director of Postal Annex Plus, Inc.; Accucom, Inc.; Cartronics, Inc.; and Arborvita LLC. Mr. Foster has been our director since 1998.

     DUANE A. NELLES has been a Director since 1995. Since 1988 he has also served on the board of directors of QUALCOMM, Inc., a world leader in digital wireless communications. Mr. Nelles was a partner in an international accounting firm, now known as Coopers & Lybrand L.L.P., from 1968 to 1987. From 1987 to 2000 he headed a private, personal investment business. Mr. Nelles received his M.B.A. degree from the University of Michigan.

     ERNEST S. RADY has been our Chairman of the Board since 1995. He has also served as Westcorp's Chairman of the Board and Chief Executive Officer since 1982 and its President from 1982 to 1999. He has been Chairman of the Board, since 1992, a director since 1982, and Chief Executive Officer from 1994 to early 1996 and again, from 1998 to present, of the Bank. Mr. Rady is a principal shareholder, manager and consultant to a group of companies engaged in real estate management and development; property and casualty insurance; oil and gas exploration and development; and beverage distribution.

     HOWARD C. REESE, a Director, joined the company in 1987 as President and Chief Executive Officer of Westcorp Financial Services, Inc. (now WFS). He retired as President and CEO in 1996, and now serves as a director. He began his career in consumer finance with Household Finance Corporation in 1953 where he managed several branch offices in southern California. In 1963, he joined Fireside Thrift Company as a manager. He progressed through the ranks as Supervisor, Assistant Vice President and Regional Director, and ultimately to Operations Vice President in charge of 73 branch offices within the State of California.

     JOY SCHAEFER is our Chief Executive Officer and Vice Chairman of the Board of Directors. She served first as Senior Vice President, Chief Financial Officer and Treasurer of the Bank since March, 1992, and was elected Executive Vice President in January, 1994; and Chief Operating Officer and Senior Executive Vice President in December, 1994. She was elected our President in February,

1996 and Chief Executive Officer in December, 1997. Ms. Schaefer joined the Bank on January 1, 1990, as Assistant Vice President and Assistant Treasurer. Prior to her association with the Bank, she was a manager in the financial institutions group now known as Ernst & Young LLP, in the Long Beach, California and Springfield, Illinois offices, and with Illinois National Bank in Springfield, Illinois. Ms. Schaefer also held various positions with Liberty National Bank in Oklahoma City, Oklahoma, from 1985 to 1988.

COMMITTEES OF THE BOARD

     We have a standing Audit Committee composed of independent directors Duane
A. Nelles (Chairman), Stanley E. Foster and Bernard E. Fipp. Information regarding the functions performed by the Audit Committee, its membership, and the number of meetings held during the fiscal year, is set forth in the Report of the Audit Committee, and the Audit Committee Charter. A copy of the written Audit Committee Charter pursuant to which the Audit Committee conducts its functions is attached to this proxy statement as Appendix A, starting on page A-1. Each of the members of the Audit Committee are independent, as that term is defined by the rules of the NASD.

     We have a standing Compensation Committee whose current members are Bernard
E. Fipp, Stanley E. Foster (Chairman) and Duane A. Nelles. The Compensation Committee reviews and approves recommendations for annual salaries of employees (hereinafter referred to as "associates") paid by us and reviews and sets the levels of compensation of senior management, as well as establishing policies applicable to, performance related to, and basis for compensation. The Compensation Committee held two meetings during 2000.

     The Executive Committee has the powers of the Board of Directors except as precluded by law and by our bylaws. The Executive Committee was comprised of Messrs. Dowlan and Rady (Chairman) and Ms. Schaefer during 2000. While the Executive Committee did not meet formally during 2000, they discussed business on an as needed basis by telephone throughout the year.

MEETINGS OF THE BOARD

     The Board of Directors held a total of five meetings during 2000. All directors have attended at least 80% of the meetings of the Board of Directors.

COMPENSATION OF DIRECTORS

     Each director who is not also an associate of ours, or any of our subsidiaries, received $4,500 per quarterly Board meeting and $2,250 for non-quarterly Board meetings attended, and $1,000 for each committee meeting which is not held in conjunction with a Board meeting. Directors who are also our associates, or associates of any of our subsidiaries, are not compensated for their services as directors. Directors who attend a WFS and Westcorp board meeting on the same day are compensated for only one of the two meetings.

                                   PROPOSAL 2

         RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     Upon recommendation of the Audit Committee, the international accounting firm of Ernst & Young LLP, certified public accountants, serves us as auditors at the direction of our Board of Directors. This matter is not required to be submitted for shareholder approval, and although shareholder approval is not binding, the Board of Directors has elected to seek ratification of the appointment of Ernst & Young LLP by the affirmative vote of a majority of the shares represented and voted at the Meeting. Independent auditor fees paid by Westcorp and its subsidiaries for the last fiscal year were: annual audit $220,000, audit related services $650,000, all other nonaudit services $210,000, and financial information systems design and implementation fees: none. Our Audit Committee has determined, in the course of its deliberations, that the amount of fees paid for all other nonaudit services to Ernst & Young LLP is not so substantial, in relation to the amounts paid for the annual audit and other audit related services, to adversely affect Ernst & Young LLP's status as our independent auditors. Fees paid to Ernst & Young LLP are allocated to Westcorp's subsidiaries and affiliates under various management fee agreements based on usage.

     One or more representatives of Ernst & Young LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

          THE BOARD OF DIRECTORS RECOMMENDS A FOR VOTE ON PROPOSAL 2.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     The following information is provided with respect to the executive officers who are not directors. Some officers providing services to us are employed by related companies, and provide those services at fair market value to us, while also serving as our officers.
--------------------------------------------------------------------------------

                                                                                               OFFICER
             NAME                                       POSITION                         AGE   SINCE*
------------------------------------------------------------------------------------------------------
Richard G. Banes...............  Senior Vice President, Director of Audit Services       43     1999
Guy Du Bose....................  Senior Vice President, General Counsel and Secretary    46     1995
Nicholas Geber.................  Senior Vice President, Director of New Media            36     2000
Donna J. Lesch.................  Executive Vice President, Director of Human             41     1998
                                 Performance
Dawn M. Martin.................  Executive Vice President, Chief Information Officer     41     1997
Cathy Mungon...................  Senior Vice President, Director of Operations           50     1985
Mark Olson.....................  Senior Vice President, Controller                       37     1995
J. Keith Palmer................  Senior Vice President, Treasurer                        40     1995
James E. Tecca.................  President of the Bank                                   57     1996
Ron Terry......................  Senior Vice President, Chief Credit Officer             34     2000
Lee A. Whatcott................  Senior Executive Vice President, Chief Financial        41     1992
                                 Officer
Thomas Wolfe...................  President, Chief Operating Officer                      41     1998

--------------------------------------------------------------------------------

* Officer of WFS, Westcorp or the Bank.

     The following is a brief account of the business experience of each executive officer who is not a director.

     RICHARD G. BANES joined us in May 1999 and serves as Senior Vice President, Director of Audit Services. Mr. Banes received his B.S. degree in Accounting from Arizona State University. He is a licensed Certified Public Accountant in the state of California and is a member of the American Institute of Certified Public Accountants and the Institute of Internal Auditors. Prior to joining us, Mr. Banes was the Director of Management Audit from 1996 to 1999 for Avco Financial Services, a worldwide sub-prime consumer finance and auto lending company. From 1993 to 1996 he was Audit Director for First Interstate Bank, a major U.S. bank that was acquired in 1996 by Wells Fargo Bank. Prior to First Interstate, Mr. Banes was a financial services audit professional at Ernst & Young LLP.

     GUY DU BOSE is our Senior Vice President, General Counsel and Secretary of the Bank; and Vice President, General Counsel and Secretary of Westcorp. He started as Vice President and Legal Counsel of the Bank in November, 1992. Prior to his association with us, Mr. Du Bose was Chief Operating Officer and General Counsel of Guardian Federal Savings, Senior Vice President and General Counsel of Mercury Federal Savings and Loan Association and Corporate Counsel of Southern California Savings. Mr. Du Bose is an active member of the California State Bar Association and a member of various professional associations.

     NICHOLAS GEBER is our Senior Vice President and Director of New Media and Vice President and Director of New Media for Westcorp since 2000. Prior to joining us, Mr. Geber was Director of E-Commerce for First Alliance Corporation, a sub-prime mortgage lender, from 1998 to 2000. He also served as Director of Client Services for Quicknet ICG, Inc., a company involved in the development of websites, from 1997 to 1998. From 1995 to 1997 Mr. Geber was an E-Business consultant. Mr. Geber received his B.A. from the University of California, Los Angeles.

     DONNA J. LESCH serves as our Executive Vice President, Director of Human Performance. The Human Performance team is responsible for payroll, compensation and benefit programs, associate relations, career development programs, the development and delivery of training, documentation/ forms, corporate communications and supporting associates in project management. Ms. Lesch has over 20 years experience in the training, management and organizational development arena. Previous to joining us in 1995, from 1990 to 1995, she managed training functions at American Savings Bank and before that at Executrain. She graduated from the University of Washington with a B.A. in Psychology/Education.

     DAWN M. MARTIN is our Executive Vice President and Chief Information Officer. Ms. Martin joined us in April, 1997 as Senior Vice President, Manager of Network Computing. In February, 1998 she was named Manager of Business Unit Support. Prior to joining us, Ms. Martin was Senior Vice President and System Integration Officer at American Savings Bank where she was employed from 1984 to 1997. Ms. Martin has more than 20 years of experience in Information Technology within the financial services industry.

     CATHY MUNGON has been our Senior Vice President and Director of Operations since 1999 after becoming Vice President of Business Systems Support and Operations in 1992. Ms. Mungon's career with us began in 1981 when she joined the Bank as a member of the Systems/Training Department. She was promoted to Assistant Vice President in 1985. In 1992 she was promoted to Vice President of Systems/Training and Operations Support. Prior to joining us, Ms. Mungon was a training manager for Morris Plan and, previous to Morris Plan, Nationwide Finance. Ms. Mungon has 28 years of consumer finance experience.

     MARK OLSON has served as our Controller since 1995 and was named Senior Vice President in 1997. He also serves as Senior Vice President and Controller of the Bank and Vice President and Controller of Westcorp. He joined the Bank in 1991 as Accounting Systems Director. Prior to joining the Bank, Mr. Olson was employed by what is now known as Ernst & Young LLP. Mr. Olson is a licensed Certified Public Accountant in California and is a member of the American Institute of Certified Public Accountants.

     J. KEITH PALMER has served as our Senior Vice President and Treasurer since 1995 and of the Bank since 1993. He also serves as Vice President and Treasurer of Westcorp. Prior to joining the Bank in 1993, Mr. Palmer served as a Capital Markets Examiner with the Office of Thrift Supervision from 1991 to 1993. From 1986 to 1991, Mr. Palmer served in various capacities with the Office of Thrift Supervision. Mr. Palmer has worked in the banking industry for 15 years.

     JAMES E. TECCA is President of the Bank, serving since March, 1999, after serving as Executive Vice President since April, 1996 in charge of the Commercial Banking Group. Mr. Tecca has over 30 years of banking experience in California, specializing in corporate and retail banking. Prior to joining the Bank, he was Senior Vice President with Bank of America for 20 years. In addition, Mr. Tecca was Chief Operating Officer with Bay View Federal Bank in San Francisco and President and Chief Executive Officer of Girard Savings Bank in San Diego.

     RON TERRY is our Senior Vice President and Chief Credit Officer. He joined us in November, 2000 with over 10 years of experience in financial services consulting, scorecard development and automotive risk management. Prior to joining us, Mr. Terry worked for Equifax, from 1999 to 2000, as an Automotive Finance Consultant developing marketing and risk management strategies. Mr. Terry was Credit Risk Manager at Mitsubishi Motors Credit of America from 1997 to 1999 and, previous to Mitsubishi, Mr. Terry was with Experian for six years managing the development of generic and custom scorecards. He received his bachelor's degree in Construction Engineering and Management and his master's degree in Finance.

     LEE A. WHATCOTT has served as our Senior Executive Vice President since 1999 and Chief Financial Officer since 1994. He also serves as Senior Executive Vice President and Chief Financial Officer of the Bank and Executive Vice President and Chief Financial Officer of Westcorp. Mr. Whatcott joined the company in 1988 and became Vice President and Controller in 1992, Senior Vice President in 1995 and Executive Vice President in 1996. Prior to joining us, he was employed by what is now known as Ernst & Young LLP, an international accounting firm. He is licensed as a Certified Public Accountant in the state of California and is a member of the American Institute of Certified Public Accountants.

     THOMAS WOLFE became our President and Chief Operating Officer in March, 1999. He previously served as Executive Vice President and National Production Manager since April of 1998. Prior to joining us, he held the position of National Production Manager at Key Auto Finance, where he oversaw the production of the indirect auto finance business which included prime, sub-prime, leasing and commercial lending. Mr. Wolfe has been in the auto finance and consumer credit industry since 1982. He previously held positions with Citibank, Inc., and General Motors Acceptance Corporation. He graduated from Oregon State University in 1981 with a degree in finance.

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table discloses compensation received for the three fiscal years ended December 31, 2000, by the Chairman of the Board, and the next four most highly compensated executive officers in 2000 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------

                                                                           LONG-TERM COMPENSATION
                                                                       ------------------------------
                                                                       WESTCORP     WFS
                                          ANNUAL COMPENSATION(1)        STOCK      STOCK
                                      ------------------------------   OPTIONS    OPTIONS     AWARDS       ALL OTHER
 NAME AND PRINCIPAL POSITION    YEAR   SALARY    BONUS(2)   OTHER(3)   (SHARES)   (SHARES)   (SHARES)   COMPENSATION(4)
-----------------------------------------------------------------------------------------------------------------------
Ernest S. Rady................  2000  $300,000   $242,500          0    40,000          0        0          $77,408(5)
  Chairman of the Board of      1999   275,000    250,000   $ 77,361    30,000          0        0           60,765
  Directors                     1998   420,000          0    209,135    48,419(6)  21,198(7)     0           21,999
Joy Schaefer..................  2000   344,160    242,500          0    30,000          0        0           57,754(8)
  Chief Executive Officer and   1999   315,000    225,000     20,684    25,000          0        0           46,454
  Vice Chairman of the Board    1998   315,000     75,000     70,616    21,145(6)  16,958(7)     0            9,117
  of WFS; Chief Operating
  Officer and Senior Executive
  Vice President of the Bank;
  President and Chief
  Operating Officer of
  Westcorp
Thomas Wolfe..................  2000   295,020    225,000          0    25,000          0        0           32,592(9)
  President and Chief           1999   256,727    195,000      4,256    20,000          0        0           36,207
  Operating Officer of WFS;     1998   136,410     88,772          0         0     15,467(7)     0                0
  Executive Vice President of
  the Bank; Senior Vice
  President of Westcorp
Lee A. Whatcott...............  2000   263,333    125,000          0    20,000          0        0           42,955(10)
  Senior Executive Vice         1999   225,000    115,000     28,135    12,000          0        0           38,515
  President and Chief           1998   200,000     56,100          0    14,772(6)   5,870(7)     0           10,165
  Financial
  Officer of WFS and the Bank;
  Executive Vice President and
  Chief Financial Officer of
  Westcorp
Dawn Martin...................  2000   194,167     70,000          0    10,000          0        0           17,052(11)
  Executive Vice President and  1999   161,833     55,000          0     5,000          0        0           17,370
  Chief Information Officer of  1998   146,000     29,784          0         0          0        0              145
  WFS and the Bank; Senior
  Vice President of Westcorp

--------------------------------------------------------------------------------
 (1) The compensation for Ernest Rady was paid by Westcorp. The compensation of Joy Schaefer, Thomas Wolfe, Lee Whatcott and Dawn Martin was paid by us. Compensation for officers that are officers of more than one company are allocated as part of a management agreement based upon time spent.

 (2) 1998 and 1999 bonus restated for comparison using bonus earned in the year indicated and payable the following year.

 (3) Includes the spread between market price and exercise price on WFS or Westcorp options exercised.

 (4) Includes above market preferential interest accrued on salary deferral by executive under deferred compensation plans, plus Company contributions to EDP IV in 1998 and 1999, and EDP V in 2000 (described below), 401(k) and ESOP. Westcorp funded $6,186,031 in ESOP contributions for 2000 and a $1,816,010 401(k) Salary Savings matching contribution for 2000 which benefits other associates in addition to those named in the Table. The Plan is described below.

 (5) Includes $3,225 in accrued above-market earnings on deferred compensation and $74,183 employer contribution to 401(k)/ESOP Plan.

 (6) Stock options for shares of Westcorp, the parent company, were awarded in 1998 pursuant to a stock repricing program and exercisable in the future.

 (7) Stock options for shares of WFS were awarded in 1998 pursuant to a stock repricing program and exercisable in the future.

 (8) Includes $37,926 in accrued above-market earnings on deferred compensation and $19,828 employer contribution to 401(k)/ESOP Plan.

 (9) Includes $24,712 in accrued above-market earnings on deferred compensation and $7,880 employer contribution to 401(k)/ESOP Plan.

(10) Includes $22,456 in accrued above-market earnings on deferred compensation and $20,499 employer contribution to 401(k)/ESOP Plan.

(11) Includes $8,536 in accrued above-market earnings on deferred compensation and $8,516 employer contribution to 401(k)/ESOP Plan.

                       OPTION GRANTS IN LAST FISCAL YEAR

     The following table provides information on Westcorp option grants to the Named Executive Officers in fiscal year 2000. There were no WFS option grants in fiscal year 2000.

---------------------------------------------------------------------------------------------------------
                                                                                      POTENTIAL REALIZED
                                           PERCENTAGE OF                               VALUE AT ASSUMED
                                           TOTAL OPTIONS                                ANNUAL RATES OF
                                            GRANTED TO     EXERCISE OR                STOCK APPRECIATION
                               WESTCORP    ASSOCIATES IN   BASE PRICE                   FOR OPTION TERM
                               OPTIONS      FISCAL YEAR    (PER SHARE)   EXPIRATION   -------------------
            NAME              GRANTED(1)       2000            ($)          DATE       5%($)      10%($)
---------------------------------------------------------------------------------------------------------
Ernest S. Rady..............    40,000          11%           13.25       02/22/07    215,763    502,820
Joy Schaefer................    30,000           8%           13.25       02/22/07    161,822    377,115
Thomas Wolfe................    25,000           7%           13.25       02/22/07    134,852    314,263
Lee A. Whatcott.............    20,000           6%           13.25       02/22/07    107,882    251,410
Dawn Martin.................    10,000           3%           13.25       02/22/07     53,941    125,705
---------------------------------------------------------------------------------------------------------

(1) Options were each granted at the market price of the stock at the date of the grant.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

     The following table provides information on aggregated option exercises in the last fiscal year and fiscal year-end option values in 2000 for the Named Executive Officers.

---------------------------------------------------------------------------------------------------------
                                                                NUMBER OF                 VALUE OF
                                                               UNEXERCISED               UNEXERCISED
                                                              WESTCORP("W")             IN-THE-MONEY
                        NUMBER OF WESTCORP                      OPTIONS/                WESTCORP("W")
                        SHARES ACQUIRED ON                      WFS("WF")             OPTIONS/WFS("WF")
                          EXERCISE ("W")                         OPTIONS                   OPTIONS
                          NUMBER OF WFS       VALUE          AT 12/31/00(#)            AT 12/31/00($)
                        SHARES ACQUIRED ON   REALIZED       EXERCISABLE("E")/         EXERCISABLE("E")/
         NAME            EXERCISE ("WF")      ($)(1)       UNEXERCISABLE("U")        UNEXERCISABLE("U")
---------------------------------------------------------------------------------------------------------
Ernest S. Rady........         0(W)            0(W)            39,065 E(W)                93,231 E(W)
                               0(WF)           0(WF)           79,354 U(W)               162,875 U(W)
                                                               21,198 E(WF)              245,102 E(WF)
                                                                    0 U(WF)                    0 U(WF)
Joy Schaefer..........         0(W)            0(W)            22,339 E(W)                53,176 E(W)
                               0(WF)           0(WF)           53,806 U(W)               108,321 U(W)
                                                               30,966 E(WF)              358,044 E(WF)
                                                                4,670 U(WF)               53,997 U(WF)
Lee A. Whatcott.......         0(W)            0(W)            15,918 E(W)                37,993 E(W)
                               0(WF)           0(WF)           30,854 U(W)                60,420 U(W)
                                                                4,402 E(WF)               50,898 E(WF)
                                                                1,468 U(WF)               16,974 U(WF)
Thomas Wolfe..........         0(W)            0(W)             5,000 E(W)                11,650 E(W)
                               0(WF)           0(WF)           40,000 U(W)               249,700 U(W)
                                                                7,583 E(WF)               87,678 E(WF)
                                                                7,884 U(WF)               91,159 U(WF)
Dawn Martin...........         0(W)            0(W)             3,500 E(W)                 2,912 E(W)
                              0(WF)            0(WF)           14,500 U(W)                23,470 U(W)
                                                                    0 E(WF)                    0 E(WF)
                                                                    0 U(WF)                    0 U(WF)
---------------------------------------------------------------------------------------------------------

(1) Value of exercise of options based on the closing price on the New York Stock Exchange of Westcorp Common Stock on December 31, 2000 ($15.00) and the closing price on NASDAQ of WFS Common Stock on December 31, 2000 ($18.50).

EMPLOYMENT CONTRACTS AND CHANGE IN CONTROL ARRANGEMENTS

     Of the executive officers named in the Summary Compensation Table, only Ms. Schaefer and Mr. Whatcott are subject to written employment agreements. Ms. Schaefer's employment agreement is with us, while Mr. Whatcott's employment agreement is with both Westcorp and us. Both agreements were executed as of February 27, 1998 and are similar as to their terms and conditions. Each agreement establishes an initial base salary subject to annual review and provides to Ms. Schaefer and Mr. Whatcott the same basic benefits otherwise offered to those executive officers with whom no written employment agreement exists. Both employment agreements also provide that if, as a result of or following a change of control, Ms. Schaefer or Mr. Whatcott are terminated other than for cause or are required to relocate to another geographical area, they will be entitled to two years' compensation, based upon the average of their salary and bonus for the three calendar years preceding the triggering event. Both employment agreements may be terminated by the employer at any time for cause.

CERTAIN BENEFITS

EXECUTIVE DEFERRAL PLAN V

     Certain senior executives are eligible to participate in Westcorp's Executive Deferral Plan.

     Effective September 1, 2000, Westcorp established a new Executive Deferral Plan (EDP V) for a select group of management or highly compensated associates of Westcorp and its subsidiaries as determined by the Board of Directors. The EDP V Plan is designed to allow participants to defer a portion of their compensation on a pre-tax basis, and earn tax-deferred interest on these deferrals. A participant in the EDP V Plan may elect to defer a portion of their compensation from a minimum of $2,000 a year to a maximum of 50% of their annual base salary and 100% of any bonus, commission, and incentive. The Plan also provides for an employer match, at the discretion of the Board of Directors. EDP V provides a Trust for the security and protection of participant account balances, except in the case of corporate bankruptcy. In addition, EDP V contains a "change of control" provision, whereby in the event of a termination of employment within 24 months after a change in control, the termination is treated as a retirement and retirement distribution elections will then govern the distribution.

     Effective August 31, 2000, the former Executive Deferral Plans I through IV were all terminated and no new deferrals were accepted after that date into those plans.

STOCK OPTION PLANS

     1991 STOCK OPTION PLAN. The stock option plan of Westcorp was adopted by the Board of Directors of Westcorp in April, 1991, approved by its shareholders in May, 1991, and amended with the approval of shareholders in May, 2000 (the "1991 Stock Option Plan"). Associates and directors of Westcorp, the Bank and WFS and associates of Westcorp's other subsidiaries are eligible to participate under the 1991 Stock Option Plan. The 1991 Stock Option Plan is administered by the Westcorp Compensation Committee and, in such capacity, the committee selects associates and directors to whom options are to be granted and the number of shares to be granted based on established criteria. No further options may be granted under the 1991 Stock Option Plan after April 15, 2001, its expiration date. At Westcorp's May 3, 2001 Annual Meeting the shareholders will be asked to vote on and adopt a new ten year 2001 Westcorp Stock Option Plan to replace the 1991 Stock Option Plan.

     Options granted under the 1991 Stock Option Plan may be either "incentive stock options" or "non-qualified options" within the meaning of the Internal Revenue Code ("the Code"). However, only non-qualified options may be granted to directors who are not also associates. The term of the options may not exceed 10 years from the date of grant. However, optionees who own, prior to a grant, directly or indirectly, 10.0% or more of the outstanding Common Stock of Westcorp, may not be granted "incentive stock options" with a term greater than 5 years. Options may be terminated earlier, however, in the event of the death or disability of the optionee or the optionee ceasing to perform services for Westcorp or its subsidiaries as provided in the 1991 Stock Option Plan. The options are also subject to all of the other terms and conditions of the written stock option agreement between the optionee and Westcorp. In 2000, a total of 362,500 options were granted.

     In the aggregate, 3,150,000 shares of Westcorp Common Stock may be the subject of options granted under the 1991 Stock Option Plan. However, the number of shares subject to options granted under that plan (and the exercise prices for the options) are subject to adjustment in the event of any change in the outstanding shares of Westcorp as a result of stock dividends, stock splits or conversions of shares. If any option expires or terminates without having been exercised in full, the unpurchased shares become available again for purposes of future incentive and non-qualified stock options to be granted under the 1991 Stock Option Plan prior to its expiration date.

     WFS STOCK OPTION PLAN. In 1996, we adopted the WFS 1996 Stock Option Plan, otherwise known as the WFS Plan. In the aggregate, 550,000 shares of Common Stock were the subject of options which may be granted pursuant to the WFS Plan. In 1997, the WFS Plan was amended to increase the number of WFS shares subject to the plan to 1,100,000. Certain options granted under the WFS Plan are intended to qualify as "incentive stock options" within the meaning of the Code with other options to be "non-qualified" options. Options may be granted under the plan to associates and directors. Options may be granted under the WFS Plan to any WFS optionee who, in the opinion of the Compensation Committee, is or gives promise of becoming of exceptional importance to us because of experience and ability. The Compensation Committee has the discretion to determine the amounts and times of exercise of options. In 2000, there were no options granted under the WFS Plan.

WESTCORP EMPLOYEE STOCK OWNERSHIP AND SALARY SAVINGS PLAN

     WESTCORP EMPLOYEE STOCK OWNERSHIP PLAN (ESOP). The ESOP is a stock savings plan designed for all eligible associates. The ESOP was designed to provide associates of Westcorp and its subsidiaries with stock ownership in Westcorp to assist in attracting and retaining qualified associates. Each year Westcorp may, in its discretion, make an ESOP contribution to the Plan. The contribution is designated specifically for each eligible associate and contributions are allocated to the associate's account based upon years of service and compensation. Westcorp funded $6,186,031 in ESOP contributions for 2000.

     WESTCORP SALARY SAVINGS PLAN (401k). The 401(k) Plan is a voluntary tax-deferred associate retirement savings plan in which associates of Westcorp and its subsidiaries may contribute between 1% and 14% of their pre-tax earnings, subject to annual limits. Under the 401(k) Plan, Westcorp will match 100% of the first $500 contributed to the 401(k) Plan and then 50% of the associate's contribution up to a maximum of 6% of their annual compensation. Contributions are invested according to the associate's fund choices, which include a variety of fund options and Westcorp stock. Westcorp funded a $1,816,010 401(k) Salary Savings matching contribution for 2000.

                      REPORT OF THE COMPENSATION COMMITTEE

     We apply a consistent philosophy to compensation for all associates, including senior management. This philosophy is based on the premise that our achievements result from the coordinated efforts of all associates working toward common objectives. Each member of the Compensation Committee is a non-associate director.

COMPENSATION PHILOSOPHY

     Under the supervision of the Compensation Committee of the Board of Directors, we have developed and implemented compensation policies, plans and programs which seek to enhance our profitability, and thus shareholder value, by aligning closely the financial interests of senior managers with those of our shareholders. The Compensation Committee endorses the belief that stock ownership by management and the granting of stock options to senior executives and key associates furthers that goal and fosters decision-making by its key associates with our long-term safety and soundness in mind.

     The compensation plans and programs are structured to integrate pay with our annual and long-term performance goals. The plans and programs are designed to recognize initiative and achievement and to assist us in attracting and retaining qualified executives. In furthering these goals, annual base salaries are generally set at competitive levels so that we rely, to a large degree, on annual incentive compensation to attract and retain corporate officers and other key associates with outstanding abilities and to motivate them to perform to the full extent of their abilities. For the longer term, incentive stock options are awarded by us, the stock of which is publicly traded. Incentive compensation is variable and closely tied to corporate, business unit and individual performance in a manner that encourages a sharp and continuing focus on building profitability and shareholder value. As a result of the increased emphasis on tying executive compensation to corporate performance, in any particular year the total compensation of our executives may be more or less than the executives of our competitors, depending upon our performance.

     In evaluating the performance and setting the incentive compensation of the Chief Executive Officer and other senior executives, the Compensation Committee takes into account their consistent commitment to our long-term success through conservative management of certain business units and aggressive management of other business units as dictated by existing and anticipated market conditions. Certainly the Compensation Committee expects and rewards recognition by the Chief Executive Officer and senior executives of both adverse and advantageous market conditions.

     At the beginning of each year, performance goals to determine annual incentive compensation are established for each business unit and for each executive. Financial goals include overall profitability, loan volume growth, operating earnings, loan delinquency levels, return on equity, return on assets, Community Reinvestment Act results, cost controls and productivity. The most weight is given to profitability as it relates to established goals. Management goals were established at the beginning of 2000 for those executives and managers who do not manage production units with direct financial goals. These goals are tied to the strategic goals of the organization and its overall profitability.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     In determining the Chief Executive Officer's compensation for 2000, the Compensation Committee discussed and considered all of the factors discussed above. The Compensation Committee also considered the factors stated above in arriving at the award of 2000 bonus compensation for Ms. Joy Schaefer as shown in the Summary Compensation table. The bonus compensation for 2000 reflects the achievement of management objectives, including improved financial performance, efficiencies and productivity.

     The Committee established 2001 management objectives for the CEO.

STOCK OPTION GRANTS

     Westcorp, the holding company, uses stock options as long-term incentives and expects that it will continue to use this compensation alternative in the future. In 1991, Westcorp adopted, and the shareholders approved, the 1991 Stock Option Plan that made 3,150,000 shares of Common Stock of Westcorp available for such purposes. The 1991 Stock Option Plan expires April 15, 2001, and at Westcorp's May 3, 2001 Annual Meeting shareholders will be asked to approve and adopt a new ten year 2001 Westcorp Stock Option Plan which will replace the 1991 Stock Option Plan. The Westcorp Compensation Committee grants incentive stock options to associates of Westcorp and its subsidiaries and views such grants less as compensation and more as an incentive mechanism. (Certain grants of Westcorp stock options were made in 2000 to the executives as shown in the Summary Compensation Table, and to other key associates, and will also be disclosed in the Westcorp 10-K and Proxy Statement for its annual meeting to be held May 3, 2001.)

OTHER COMPENSATION PLANS

     Other compensation benefits have from time to time been established for the benefit of our senior executives and other managers and officers, each of which are discussed in the above materials. The results of these compensation plans on the most highly compensated executives are reflected in the Compensation Table.

POLICY REGARDING COMPLIANCE WITH I.R.C. SEC. 162(M)

     Section 162(m) of the Internal Revenue Code, as enacted by the Omnibus Budget Reconciliation Act of 1993, provides in general that, beginning in 1994, compensation paid to certain

Executives of publicly held corporations will not be deductible for federal income tax purposes to the extent it exceeds $1,000,000 per year unless certain conditions are met. It is the present policy of the Compensation Committee that individual compensation shall not exceed the deductibility requirements of Internal Revenue Code, Section 162(m) and we intend to take the necessary steps to comply, but also reserves the right to enter into incentive and other compensation arrangements that do not so comply when it determines that the benefits to us outweigh the cost of the possible loss of federal income tax deductions.

                                          COMPENSATION COMMITTEE

                                          Stanley E. Foster, Chairman
                                          Bernard E. Fipp
                                          Duane A. Nelles

                         REPORT OF THE AUDIT COMMITTEE

     The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgements, and the clarity of disclosures in the financial statements.

     The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and us including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of nonaudit services with the auditors' independence.

     The Committee discussed with our internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting. The Committee held four meetings during fiscal year 2000.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be incorporated by reference in the Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to shareholder approval, the selection of our independent auditors.

     The Committee developed the Audit Committee Charter outlining the responsibilities of the Committee as shown in Appendix A.

                                          AUDIT COMMITTEE

                                          Duane A. Nelles, Chairman
                                          Stanley E. Foster
                                          Bernard E. Fipp

                         STOCK PRICE PERFORMANCE GRAPH

     Set forth below is a line graph depicting the yearly percentage change in the cumulative total shareholder return on our Common Stock against the cumulative total return of the S & P Small Cap 600 Index and a compiled peer group (NASDAQ Financial Index) for the period commencing December 31, 1995 and ending December 31, 2000.

     The Stock Price Performance Graph below shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporated this information by reference, and shall not otherwise be deemed filed under such Acts.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
             AMONG WFS FINANCIAL INC, THE S & P SMALLCAP 600 INDEX
                         AND THE NASDAQ FINANCIAL INDEX
[PERFORMANCE GRAPH]

                                                   WFS FINANCIAL INC.          S & P SMALLCAP 600           NASDAQ FINANCIAL
                                                   ------------------          ------------------           ----------------
12/95                                                    100.00                      100.00                      100.00
12/96                                                    112.12                      121.32                      128.36
12/97                                                     63.46                      152.36                      196.31
12/98                                                     35.26                      156.52                      190.73
12/99                                                    119.17                      175.93                      189.46
12/00                                                    104.36                      196.69                      207.03

* $100 INVESTED ON 12/31/95
  INCLUDING REINVESTMENT OF DIVIDENDS.
  FISCAL YEAR ENDING 12/31/00

            SECURITY OWNERSHIP OF MANAGEMENT, DIRECTORS AND NOMINEES
                                      WFS

     The following table sets forth, as of December 31, 2000, certain security ownership information as to (a) the person who is beneficial owner of more than 5% of the outstanding shares of the Common Stock, (b) each Director and nominee of WFS, (c) each of the Named Executive Officers and (d) all Officers and Directors of WFS as a group. Management knows of no person in this group who owns more than 5% of the outstanding shares of Common Stock.

---------------------------------------------------------------------------------
                                               SHARES OF COMMON
                                                 STOCK OF WFS
                                             BENEFICIALLY OWNED AS     PERCENT OF
                   NAME                     OF DECEMBER 31, 2000(1)     CLASS(2)
---------------------------------------------------------------------------------
James R. Dowlan...........................            1,000                --(3)
Bernard E. Fipp...........................            6,200(4)             --(3)
Stanley E. Foster.........................           31,000                --(3)
Dawn Martin...............................                0               N/A
Duane A. Nelles...........................           11,500(5)             --(3)
Ernest S. Rady............................           32,198(6)             --(3)
Howard C. Reese...........................            5,370(7)             --(3)
Joy Schaefer..............................           41,666(8)             --(3)
Lee A. Whatcott...........................            6,902(9)             --(3)
Thomas Wolfe..............................           25,550(10)            --(3)
Directors and Officers as a
  Group (19 persons)......................          178,788                --(3)
---------------------------------------------------------------------------------

 (1) As of December 31, 2000, the Bank owns 82% of the WFS Common Stock and Westcorp owned 100% of the Common Stock of the Bank; therefore, such indirect ownership of Management, Directors and nominees through their ownership of Westcorp Common Stock is set forth separately in the chart below.

 (2) The percentages are calculated on the basis of the number of shares outstanding, plus the number of shares which such person or group has a present right to acquire pursuant to the exercise of stock options within 60 days of December 31, 2000. All shares are Common Stock.

 (3) Less than 5%.

 (4) Includes beneficial ownership of 6,000 shares which may be acquired within 60 days of December 31, 2000, pursuant to stock options awarded under stock option plans.

 (5) Includes beneficial ownership of 6,000 shares which may be acquired within 60 days of December 31, 2000, pursuant to stock options awarded under stock option plans.

 (6) Includes beneficial ownership of 21,198 shares which may be acquired within 60 days of December 31, 2000, pursuant to stock options awarded under stock option plans.

 (7) Includes beneficial ownership of 5,370 shares which may be acquired within 60 days of December 31, 2000, pursuant to stock options awarded under stock option plans.

 (8) Includes beneficial ownership of 30,966 shares which may be acquired within 60 days of December 31, 2000, pursuant to stock options awarded under stock option plans.

 (9) Includes beneficial ownership of 4,402 shares which may be acquired within 60 days of December 31, 2000, pursuant to stock options awarded under stock option plans.

(10) Includes beneficial ownership of 7,583 shares which may be acquired within 60 days of December 31, 2000, pursuant to stock options awarded under stock option plans.

            SECURITY OWNERSHIP OF MANAGEMENT, DIRECTORS AND NOMINEES
                                    WESTCORP

     The Bank, as of December 31, 2000, owned 82% of the shares of WFS's Common Stock. Under California law, the Bank will, therefore, be able, acting alone, to elect the entire Board of Directors of WFS and to control the vote on matters submitted to a vote of WFS's stockholders, including extraordinary corporate transactions. The Bank is wholly-owned by Westcorp and Mr. Rady controls approximately 68% of Westcorp. The following table reflects the ownership of Westcorp stock as of December 31, 2000, by the Named Executive Officers and the Directors and Executive Officers as a group.

----------------------------------------------------------------------------------
                                                 SHARES OF COMMON
                                                   STOCK OF WFS
                                               BENEFICIALLY OWNED AS    PERCENT OF
                    NAME                       OF DECEMBER 31, 2000      CLASS(1)
----------------------------------------------------------------------------------
James R. Dowlan..............................           25,456(2)            --(3)
Bernard E. Fipp..............................                0              N/A
Stanley E. Foster............................          188,949(4)            --(3)
Dawn Martin..................................            7,959(5)            --(3)
Duane A. Nelles..............................             2685               --(3)
Ernest S. Rady...............................       21,689,341(6)          67.9%
Howard C. Reese..............................           53,086(7)            --(3)
Joy Schaefer.................................           46,318(8)            --(3)
Lee A. Whatcott..............................           40,503(9)            --(3)
Thomas Wolfe.................................           16,497(10)           --(3)
Directors and Officers as a
  Group (19 persons).........................       22,178,258             69.5%
----------------------------------------------------------------------------------

 (1) The percentages are calculated on the basis of the number of shares outstanding, plus the number of shares which such person or group has a present right to acquire pursuant to the exercise of stock options within 60 days of December 31, 2000. All shares are Common Stock.

 (2) Consists of beneficial ownership of 8,827 shares which may be acquired within 60 days of December 31, 2000, pursuant to stock options awarded under Stock Option Plans.

 (3) Less than 5%.

 (4) Includes beneficial ownership of 4,123 shares which may be acquired within 60 days of December 31, 2000, pursuant to stock options awarded under Stock Option Plans.

 (5) Consists of beneficial ownership of 6,000 shares which may be acquired within 60 days of December 31, 2000, pursuant to stock options awarded under Stock Option Plans plus ESOP/401K shares as of December 31, 2000.

 (6) Includes beneficial ownership of 49,065 shares which may be acquired within 60 days of December 31, 2000, pursuant to stock options awarded under Stock Option Plans plus ESOP/401K shares as of December 31, 2000. Mr. Rady disclaims beneficial ownership of 43,857 shares owned by the DHM Trust #2.

 (7) Consists of beneficial ownership of 1,103 shares which may be acquired within 60 days of December 31, 2000, pursuant to stock options awarded under Stock Option Plans plus ESOP/401K shares as of December 31, 2000.

 (8) Includes beneficial ownership of 29,839 shares which may be acquired within 60 days of December 31, 2000, pursuant to stock options awarded under Stock Option Plans plus ESOP/401K shares as of December 31, 2000.

 (9) Includes beneficial ownership of 20,918 shares which may be acquired within 60 days of December 31, 2000, pursuant to stock options awarded under Stock Option Plans plus ESOP/401K shares as of December 31, 2000.

(10) Includes beneficial ownership of 10,217 shares which may be acquired within 60 days of December 31, 2000, pursuant to stock options awarded under Stock Option Plans plus ESOP/401K shares as of December 31, 2000.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Officers, directors and greater than ten percent shareholders are required by regulations of the Securities and Exchange commission to furnish us copies of all Section 16(a) forms they file.

     Based solely on our review of copies of such reports furnished to us or written representations that no other reports were required, we believe that, during the 2000 fiscal year, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with except James
E. Tecca, President of Western Financial Bank, filed a late Form 3 and Western Financial Bank filed a late Form 4 on stock transactions during 2000.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                             WHO ARE NOT MANAGEMENT

     As of March 30, 2001, no person or group other than the Bank was known to us to have owned beneficially more than 5% of the outstanding shares of our Common Stock.

               SHAREHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING

     Shareholders who wish to present proposals for action at our 2001 Annual Meeting should submit their proposals in writing and in conformance with the bylaws to our Secretary at the address set forth on the first page of this Proxy Statement. Proposals must be received by the Secretary no fewer than 30 days, nor more than 60 days, prior to the date of the scheduled Annual Meeting for inclusion in next year's Proxy Statement and proxy card. The scheduled date of the Annual Meeting may be obtained from the Secretary after January 1, 2002.

                         ANNUAL REPORT TO SHAREHOLDERS

     Our Annual Report to Shareholders for the year ended December 31, 2000, including audited consolidated financial statements, has been mailed to the shareholders, but such report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy solicitation material.

                                 OTHER MATTERS

     Our Management does not know of any other matters which are to be presented for action at the Meeting. Should any other matters come before the Meeting, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their judgments.

                           ANNUAL REPORT ON FORM 10-K

     A copy of our Annual Report on Form 10-K, as filed with the Securities and Exchange Commission (exclusive of Exhibits), is included in the Annual Report. Copies of the Annual Report on Form 10-K and other reports are available for free to our shareholders by visiting our website at www.wfsfinancial.com. An additional hard copy will be furnished without charge to any person from whom the accompanying proxy is solicited upon written request to Guy Du Bose, Esq., WFS Financial Inc, 23 Pasteur, Irvine, California 92618. If Exhibit copies are requested, a copying charge of $.20 per page will be made.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Guy Du Bose
                                          Secretary

Irvine, California
April 3, 2001

     SHAREHOLDERS ARE URGED TO SPECIFY THEIR CHOICES, DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

                                                                      APPENDIX A

                            AUDIT COMMITTEE CHARTER

STATEMENT OF POLICY

     This charter governs the operations of the Audit Committee. The Committee shall review and reassess the charter annually and obtain the approval of the Board of Directors. The Committee shall provide assistance to the Board of Directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the compliance programs as established by management and the Board. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

ORGANIZATION

     The Audit Committee shall be appointed by the Board of Directors and shall comprise of at least three directors, each of whom are independent of management and the Company. Members of the Committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All Committee members shall be financially literate, and at least one member shall have accounting or related financial management expertise. Members shall be appointed for a one year term of office. The chairman of the Committee shall be nominated by the Board from time to time. No member of the Committee may be removed except by the vote of a majority of the directors of the Company. The Board of Directors shall fill any vacancies occurring among the members of the Committee.

ATTENDANCE AT MEETINGS

     The Audit Committee may invite such other persons (e.g. the CEO, CFO, and Director of Audit Services) to its meetings, as it deems necessary. The internal and independent auditors shall be invited to make presentations to the Committee as appropriate. The Committee shall hold periodic meetings throughout the year. A quorum for any meeting shall be a majority of the members. Internal audit or the independent auditors may convene a meeting if they consider it necessary. The proceedings of all meetings will be minuted by the secretary of the Committee who will be the Company secretary, or such other person as nominated by the Board.

RESPONSIBILITIES AND PROCESSES

     The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of their activities to the Board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The Committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

     The following shall be the principal recurring processes of the Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

     - The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Company's shareholders. The Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The Committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the Committee shall review and recommend to the Board the selection of the Company's independent auditors, subject to shareholders' approval.

     - In the event of the engagement by management or the Board of Directors of an independent accounting firm to provide non audit services when the same firm has been retained to provide audit services, the Committee shall determine whether such non audit services will, in the opinion of the Committee, adversely affect the independence of the firm in carrying out its audit assignments.

     - The Committee shall review the qualification of internal audit personnel and concur in the appointment, replacement, reassignment or dismissal of the Director of Audit Services. The Committee shall determine the compensation for the firm performing the internal audit functions of the Company which shall report directly to the Committee. For administrative purposes, such firm shall report to the director of audit services who, in turn, reports to the Committee.

     - The Committee shall discuss with internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation and ensure no unjustified restrictions or limitations are made. Also, the Committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and compliance programs. Further, the Committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations. The Committee shall ensure that significant findings and recommendations made by the internal auditors, external auditors and regulatory agencies are received and discussed on a timely basis and management responds to the recommendations.

     - The Committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The chair of the Committee may represent the entire Committee for the purposes of this review.

     - The Committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

     - The Committee chair shall regularly update the Board about Committee activities and make appropriate recommendations. Also, the chair shall ensure the Board is aware of internal control and regulatory compliance matters which may significantly impact the financial condition or affairs of the business.

REVOCABLE PROXY

                                WFS FINANCIAL INC
                                   23 PASTEUR
                            IRVINE, CALIFORNIA 92618


      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF THE SHAREHOLDERS OF WFS FINANCIAL INC ON MAY 3, 2001.

    The undersigned appoints Ernest S. Rady (and in his absence or inability to serve, Joy Schaefer as alternate proxy) with the power to appoint his substitute, as proxy and hereby authorizes him and his alternate to represent and to vote all of the shares of Common Stock held of record by and standing in the name of the undersigned on March 6, 2001, at the Annual Meeting of Shareholders of WFS FINANCIAL INC, to be held May 3, 2001, or any adjournment thereof, in accordance with the instructions below and IN FAVOR OF ANY PROPOSAL AS TO WHICH NO INSTRUCTION IS INDICATED.

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF WFS FINANCIAL AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY BEING PRESENT AT THE ANNUAL MEETING AND ELECTING TO VOTE IN PERSON.

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                          (PROXY CONTINUED ON REVERSE)

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
                                                      Please mark
                                                     your votes as
                                                     indicated in
                                                     this example.  /X/



                                       FOR                       WITHHOLD
                              ALL NOMINEES LISTED                AUTHORITY
                              (EXCEPT AS MARKED TO            TO VOTE FOR ALL
                                  THE CONTRARY)            NOMINEES LISTED BELOW
1. ELECTION OF DIRECTORS              / /                          / /

Nominees:  James R. Dowlan,
           Ernest S. Rady,
           Howard Reese, and
           Joy Schaefer to serve as
           Class I Directors of WFS Financial Inc


WITHHOLD AUTHORITY to vote for any INDIVIDUAL nominee. Write name of such nominee below.


----------------------------------------


                                                       FOR     AGAINST   ABSTAIN

2. RATIFICATION OF THE APPOINTMENT OF ERNST &          / /       / /       / /
   YOUNG LLP, AS THE INDEPENDENT PUBLIC
   ACCOUNTANTS OF WFS FINANCIAL INC FOR FISCAL
   YEAR 2001.



3. OTHER BUSINESS. In accordance with the recommendation of WFS Financial Inc's Board of Directors, the Proxy is authorized to vote upon such other business as may properly come before the Meeting.

                                                                 YES       NO

                         I expect to attend the Meeting.         / /       / /




                         Number of Shares Owned: ______________________




Signature:_____________________Signature: _____________________Date ____________

Please date this Proxy and sign your name exactly as it appears on your stock certificate(s). When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give the full title as such. If a corporation, please sign in full corporate name by President or other authorized Officer. If a partnership, please sign in partnership name by authorized person.

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